SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /  Preliminary proxy statement

/ X /  Definitive proxy statement

/ X /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-GOVERNMENT TRUST
- ------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-GOVERNMENT TRUST
- ------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ X /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange
       Act Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a
       -6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:

/   /  Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

- --------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

OPPENHEIMER MULTI-GOVERNMENT TRUST

Two World Trade Center, New York, New York 10048-0203

Notice Of Annual Meeting Of Shareholders
To Be Held May 3, 1995

To The Shareholders of
Oppenheimer Multi-Government Trust:

      Notice is hereby given that an Annual Meeting of the Shareholders of Oppenheimer Multi-Government Trust (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Wednesday, May 3, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

      (1) To elect five Trustees in Class B to hold office until the term of such class shall expire in 1998, or until their successors are elected and shall qualify;

      (2) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1994 (Proposal No. 1); and

      (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

      Shareholders of record at the close of business on March 10, 1995, are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                              By Order of the Board of Trustees,



                              Andrew J. Donohue, Secretary
March 31, 1995


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER MULTI-GOVERNMENT TRUST

Two World Trade Center, New York, New York 10048-0203

PROXY STATEMENT

Annual Meeting Of Shareholders
To Be Held May 3, 1995


This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Government Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at an Annual Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on May 3, 1995, or any adjournments thereof (the "Meeting"). For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1994, call Shareholder Financial Services, Inc., the Fund's transfer agent, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal to ratify the selection of independent auditors unless a choice is indicated to vote against or to abstain from voting on the Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 10, 1995, the record date, there were 6,615,505 shares of the Fund issued and outstanding. All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.



ELECTION OF TRUSTEES

The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified.
At the Meeting, five Trustees in Class B are to be elected at the Meeting for a three year term, as described below, or until the respective successors of each shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless the proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited cannot be voted for more than five nominees.

Each of the Class B nominees, Robert Galli, Benjamin Lipstein, Kenneth Randall, Edward Regan and Russell Reynolds, is presently a Trustee and has been previously elected by shareholders of the Fund. Each nominee has agreed to be nominated and to serve as a Trustee. Class B Trustees to be elected at the Meeting shall serve as such for a three year term, or until their respective successors shall be duly elected and shall have qualified, and constitute the second class of the Board. The first and third classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees is also a trustee or director of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Time Fund, Oppenheimer Target Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Mortgage Income Fund, Oppenheimer Discovery Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Sector Income Trust and Oppenheimer U.S. Government Trust (together with the Fund, the "New York OppenheimerFunds"). Mr. Spiro is President of the Fund and of each of the other New York OppenheimerFunds.

      The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, Oppenheimer Management Corporation (the "Adviser") or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York OppenheimerFunds without a break in service. If a nominee should be unable to accept election, the Board of Trustees may, in its discretion, select another person to fill the vacant position. As of March 1, 1995, Sidney M. Robbins, a Trustee, beneficially owned 500 shares of the Fund. Benjamin Lipstein, a Trustee, disclaims beneficial ownership of the 1,069 shares of the Fund held as of March 1, 1995 by his wife, Roslyn Lipstein. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of March 1, 1995.

                                                                             Term
    Name and                        Business Experience                    Currently
Other Information               During the Past Five Years                  Expires
Class A

Leon Levy                       General Partner of Odyssey                    1997
first became a                  Partners, L.P. (investment
Trustee or Director             partnership) and Chairman of
in 1959                         Avatar Holdings, Inc.
Age: 69                         (real estate development).

Leo Cherne                      Chairman Emeritus of the                      1997
first became a                  International Rescue Committee
Trustee or Director             (philanthropic organization);
in 1982                         formerly Executive Director of
Age: 82                         The Research Institute of
                                America.

Clayton K. Yeutter              Of Counsel, Hogan & Hartson (a                1997
first became a                  law firm); a director of B.A.T.
Trustee or Director             Industries, Ltd. (tobacco and
in 1992                         financial services), Caterpillar,
Age: 64                         Inc. (machinery), ConAgra, Inc.
                                (food and agricultural products),
                                Farmers Insurance Company
                                (insurance), FMC Corp. (chemicals
                                and machinery), Lindsay
                                Manufacturing Co. (irrigation
                                equipment), Texas Instruments,
                                Inc. (electronics) and The
                                Vigoro Corporation (fertilizer
                                manufacturer); formerly (in
                                descending chronological order)
                                Counsellor to the President
                                (Bush) for Domestic Policy,
                                Chairman of the Republican
                                National Committee, Secretary of
                                the U.S. Department of Agriculture,
                                and U.S. Trade Representative.

Class B

Robert G. Galli*                Vice Chairman of the Adviser;                 1995
first became a                  Vice President and Counsel of
Trustee or Director             Oppenheimer Acquisition Corp.
in 1993                         ("OAC"), the Adviser's parent
Age: 61                         holding company; formerly held
                                the following positions: a
                                director of the Adviser and
                                Oppenheimer Funds Distributor,
                                Inc. (the "Distributor"), Vice
                                President and a director of
                                HarbourView Asset Management
                                Corporation ("Harbourview") and
                                Centennial Asset Management
                                Corporation ("Centennial"),
                                investment adviser subsidiaries
                                of the Adviser; a director of
                                Shareholder Financial Services,
                                Inc. ("SFSI") and Shareholder
                                Services, Inc. ("SSI"), transfer
                                agent subsidiaries of the
                                Adviser; an officer of other
                                OppenheimerFunds; and Executive
                                Vice President and General
                                Counsel of the Adviser and
                                the Distributor.

Benjamin Lipstein               Professor Emeritus of Marketing,              1995
first became a                  Stern Graduate School of
Trustee or Director             Business Administration, New
in 1974                         York University; Director of
Age: 71                         Sussex Publishers, Inc.
                                (Publishers of Psychology
                                Today and Mother Earth News)
                                and Director of Spy Magazine, L.P.

Kenneth A. Randall              A director of Dominion Resources,             1995
first became a                  Inc. (electric utility holding
Trustee or Director             company), Dominion Energy, Inc.
in 1980                         (electric power and oil & gas
Age: 67                         producer), Enron-Dominion Cogen
                                Corp. (cogeneration company),
                                Kemper Corporation (insurance
                                and financial services company),
                                Fidelity Life Association
                                (mutual life insurance company);
                                formerly Chairman of the Board of
                                ICL Inc. (information systems),
                                and President and Chief Executive
                                Officer of The Conference Board,
                                Inc. (international economic and
                                business research).

Edward V. Regan                 President of Jerome Levy Economics            1995
first became a                  Institute; a member of the U.S.
Trustee or Director             Competitiveness Policy Council; a
in 1993                         director of GranCare, Inc. (health
Age: 64                         care provider); formerly New York
                                State Comptroller and a trustee,
                                New York State and Local Retirement
                                Fund.

Russell S. Reynolds, Jr.        Founder and Chairman of Russell               1995
first became a                  Reynolds Associates, Inc.
Trustee or Director             (executive recruiting); Chairman
in 1989                         of Directors Publication, Inc.
Age: 63                         trustee of Mystic Seaport Museum,
                                International House, Greenwich
                                Historical Society and Greenwich
                                Hospital.

Class C

Elizabeth Moynihan              Author and architectural historian;     1996
first became a                  a trustee of the Freer Gallery of
Trustee or Director             Art (Smithsonian Institution), the
in 1992                         Institute of Fine Arts (New York
Age: 65                         University), National Building
                                Museum; a member of the Trustees
                                Council, Preservation League of
                                New York State; a member of the
                                Indo-U.S. Sub-Commission on
                                Education and Culture.

Sidney M. Robbins               Chase Manhattan Professor Emeritus            1996
first became a                  of Financial Institutions, Graduate
Trustee or Director             School of Business, Columbia
in 1963                         University; Visiting Professor of
Age: 83                         Finance, University of Hawaii; a
                                director of The Korea Fund, Inc.
                                and The Malaysia Fund, Inc.
                                (closed-end investment companies);
                                a member of the Board of Advisors,
                                Olympus Private Placement Fund,
                                L.P.; Professor Emeritus of
                                Finance, Adelphi University.

Donald W. Spiro*                Chairman Emeritus and a director              1996
first became a                  of the Manager; formerly Chairman
Trustee or Director             of the Manager and Oppenheimer Funds
in 1985                         Distributor, Inc. (the "Distributor").
Age: 69

Pauline Trigere                 Chairman and Chief Executive Officer     1996
first became a                  of Trigere, Inc. (design and sale of
Trustee or Director             women's fashions).
in 1977
Age: 82

[FN]
- --------------
* A Trustee who is an "interested person" of the Adviser under the Investment Company Act.



Vote Required. The affirmative vote of the holders of a majority of the shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended October 31, 1994 and all of the Trustees except for Mr. Cherne were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Robbins (Vice Chairman) and Cherne, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met four times during the fiscal year ended October 31, 1994 and all members except for Mr. Cherne attended at least 75% of those meetings. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended October 31, 1994, and (ii) from all 19 of the New York-based OppenheimerFunds (including the Fund) listed in the third paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York-based OppenheimerFund), for services in the positions shown:

                                                            Total Compensation
                                          Aggregate               From All
                                          Compensation      New York-based
Name                    Position          from Fund         OppenheimerFunds1
Leon Levy               Chairman and        1,789           $141,000.00
                        Trustee
Leo Cherne              Audit Committee    873              $ 68,800.00
                        Member and
                        Trustee
Edmund T. Delaney       Study Committee  1,094              $ 86,200.00
                        Member and Trustee2
Benjamin Lipstein       Study Committee   1,094             $ 86,200.00
                        Member and Trustee
Elizabeth B. Moynihan Study Committee   769                 $ 60,625.00
                        Member3 and Trustee
Kenneth A. Randall      Audit Committee     994             $ 78,400.00
                        Member and Trustee
Edward V. Regan         Audit Committee     714             $ 56,275.00
                        Member3 and Trustee
Russell S. Reynolds, Jr.      Trustee           661         $ 52,100.00
Sidney M. Robbins       Study Committee   1,549             $122,100.00
                        Chairman, Audit
                        Committee Vice-Chairman
                        and Trustee
Pauline Trigere         Trustee               661           $ 52,100.00
Clayton K. Yuetter      Trustee               661           $ 52,100.00

______________________
1     For the 1994 calendar year.
2     Board and committee positions held during a portion of the period shown.
3     Committee position held during a portion of the period shown.

The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because retirement benefits are determined by future compensation, such benefits are not presently estimable. No provision was made during the fiscal year ended October 31, 1994 for the Fund's projected retirement benefit obligations. No payments have been made by the Fund under the plan as of October 31, 1994.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York OppenheimerFunds.

Thomas P. Reedy, Vice President and Portfolio Manager; Age: 33.
           Vice President of the Adviser; an officer of other
           OppenheimerFunds; formerly a Securities Analyst for the Adviser.

Ashwin Vasan, Vice President and Portfolio Manager; Age: 32.
           Vice President of the Adviser; an officer of other
           OppenheimerFunds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Andrew J. Donohue, Secretary; Age: 44.
           Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other OppenheimerFunds; formerly:
           Senior Vice President and Associate General Counsel of the Adviser and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 58.
           Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age:  46.
           Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age:  36.
           Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age:  29.
           Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held October 17, 1994, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal year beginning November 1, 1994. Peat Marwick also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

                                ADDITIONAL INFORMATION

The Adviser. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Donald W. Spiro and Robert G. Galli) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since November 1, 1993, the only transaction by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of Common stock or options of OAC were by Mr. Galli, who surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class C OAC options for $2,821,736, and by Mr. Spiro, who sold 50,000 shares of Class B OAC common stock to Mass Mutual for $3,740,000 in each instance for cash payments by OAC or MassMutual to be made as follows: one third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Jon S. Fossel, Chairman, Chief Executive Officer and a director; Bridget A. Macaskill, President and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen of the Board of Directors; Robert
C. Doll, Jr. and O. Leonard Darling, Executive Vice Presidents; Tilghman
G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Robert Patterson, Nancy Sperte, Arthur Steinmetz, Ralph Stellmacher and Robert G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich, and Swain is 3410 South Galena Street, Denver, Colorado 80231. The address of all other officers and directors is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Adviser and OAC.

The Administrator. Mitchell Hutchins Asset Management Inc., an affiliate of Paine Webber Incorporated (the "Administrator"), serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019.

                           RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1995 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                                  By Order of the Board of
                                                     Trustees,


                                              Andrew J. Donohue, Secretary

March 31, 1995

OPPENHEIMER MULTI-GOVERNMENT TRUST
PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 3, 1995

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Please detach at perforation before mailing.
- --------------------------------------------------------------------------
Oppenheimer Multi-Government Trust
Proxy for Annual Shareholders Meeting to be held May 3, 1995

The undersigned shareholder of Oppenheimer Multi-Government Trust (the "Fund") does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 3, 1995, at 3410 South Galena Street, Denver, Colorado, 80231 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR EACH PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Oppenheimer Multi-Government Trust/Proxy for Annual Shareholders Meeting to be held May 3, 1995.

Your shareholder vote is important!
Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
Please detach at perforation before mailing.
- --------------------------------------------------------------------------
1.         Election of Trustees

           A) R. Galli                               D) E. Regan
           B) B. Lipstein                            E) R. Reynolds, Jr.
           C) K. Randall

____       FOR all nominees listed                             ____   WITHHOLD
AUTHORITY
except as marked to the contrary at                  to vote for all nominees
listed left.  Instruction: To withhold               at left.
authority to vote for any individual
nominee, line out that nominee's name
           at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

                 FOR____      ____ AGAINST           ABSTAIN____


                                                     Dated:
___________________________, 1995
                                                     (Month)  (Day)


___________________________________
                                                     Signature(s)


___________________________________
                                                     Signature(s)

                 Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                                                     (Logo) OppenheimerFunds

Jon S.Fossel                                         Oppenheimer Management
Corporation
Chairman and                                         Two World Trade Center
Chief Executive Officer                              New York, NY 10048-0203
                                                     800 647-7374

                                                     April 1995

Your vote counts...

Dear Oppenheimer Multi-Government Trust Shareholder:

           We have scheduled a shareholder meeting for May 3, 1995 to consider and vote on some important items concerning your Fund. A notice of the meeting and a proxy statement detailing these matters are enclosed. Your Board of Trustees, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote.

How do you vote?

           No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

What are the items?

           * Election of Trustees. There are 5 nominees for Trustees up for election. A brief statement of the Trustees' names and backgrounds is included for your information.

           * Ratification of Auditors. Your approval is requested on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

           If you have questions regarding these items, please contact your financial advisor or call us at 1-800-647-7374.

                                                     Sincerely,


                                                     Jon S. Fossel



P.S. Casting your vote is quick and easy, so please take a moment to complete the proxy ballot.